UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 30, 2022

MARRONE BIO INNOVATIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36030	20-5137161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7780-420 Briar Creek Parkway, Raleigh, NC 27617

(Address of Principal Executive Offices, and Zip Code)

(530) 750-2800

Registrant’s Telephone Number, Including Area Code

1540 Drew Avenue, Davis, CA 95618

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	MBII	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Background

On June 9, 2022, Marrone Bio Innovations, Inc., a Delaware corporation (the “Company”), filed a Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) with the Securities and Exchange Commission (“SEC”) in connection with an Agreement and Plan of Merger (the “Merger Agreement”) the Company entered into with Bioceres Crop Solutions Corp., a Cayman Islands exempted company (“Parent”), and BCS Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (the “Merger Sub”), on March 16, 2022. Pursuant to the Merger Agreement, and subject to the satisfaction or waiver of the conditions specified therein, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and wholly owned subsidiary of Parent (the “Merger”).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 30, 2022, the Company, upon the approval of its Board of Directors (the “Board”), entered into an agreement relating to restricted stock units (“RSUs”) with Dr. Pamela Marrone, a director of and consultant to the Company, which agreement was acknowledged and agreed to by Parent and Merger Sub. Pursuant to the agreement, notwithstanding anything to the anything to the contrary in the award agreement with respect to Dr. Marrone’s 1,250,000 RSUs granted in connection with her services as a consultant to the Company, the Merger Agreement or otherwise, any portion of such RSUs that is not vested as of immediately prior to the closing of the Merger shall not vest as a result of the Merger and shall instead continue to vest on the scheduled vesting dates, subject to Dr. Marrone’s continued service to the surviving company following the Merger and all otherwise applicable terms of the award agreement, the Company’s 2013 Stock Incentive Plan and Dr. Marrone’s consulting agreement.

The agreement is filed herewith as Exhibit 10.1, and is incorporated herein by reference, and the foregoing description is qualified in its entirety by the terms contained therein.

Item 8.01.	Other Events

Between May 16 and June 24, 2022, the following lawsuits were filed against the Company and its directors (1) Schaefer v. Marrone Bio Innovations, Inc. et al., 1:22-cv-03995 in the United States District Court for the Southern District of New York; (2) Stein v. Marrone Bio Innovations, Inc. et al., 1:22-cv-03978 in the United States District Court for the Southern District of New York; (3) Berrahou v. Marrone Bio Innovations, Inc. et al., 1:22-cv-02996 in the United States District Court for the Eastern District of New York; (4) Thompson v. Marrone Bio Innovations, Inc. et al., 1:22-cv-02998 in the United States District Court for the Eastern District of New York; (5) Redfield v. Marrone Bio Innovations, Inc. et al., 1:22-cv-03342 in the United States District Court for the Eastern District of New York; (6) Finger v. Marrone Bio Innovations, Inc. et al., 1:22-cv-03554 in the United States District Court for the Eastern District of New York; and (7) Siler v. Marrone Bio Innovations, Inc. et al., 1:22-cv-05336 in the United States District Court for the Southern District of New York. If additional similar complaints are filed, absent new or different allegations that are material, the Company will not necessarily announce such additional filings.

The complaints each allege that the Preliminary Registration Statement filed on May 9, 2022 and/or the Proxy Statement omitted material information that rendered it false and misleading. As a result of the alleged omissions, the lawsuits seek to hold the Company and its directors liable for violating Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Rule 14a-9 promulgated thereunder, and additionally seek to hold MBI’s directors liable as control persons pursuant to Section 20(a) of the Exchange Act. The complaints seek, among other relief, an injunction preventing the closing of the Merger, rescission of the merger agreement or any of its terms to the extent already implemented, and award of rescissory damages, and an award of attorneys’ and experts’ fees. The Company believes that the lawsuits are without merit and that no supplemental disclosures are required under applicable law. However, in order to avoid nuisance, potential expense, and delay from the lawsuits and to provide additional information to the stockholders of the Company, and without admitting any liability or wrongdoing, the Company has determined to voluntarily supplement the Proxy Statement with the disclosures set forth herein. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth herein. The Company specifically takes the position that no further disclosure of any kind is required to supplement the Proxy Statement under applicable law.

These supplemental disclosures do not affect the merger consideration to be paid to the Company’s stockholders in connection with the Merger or the timing of the Company’s virtual special meeting of stockholders scheduled to be held online via live webcast on July 8, 2022 at 10:30 am, Eastern Time, at www.virtualshareholdermeeting.com/MBII2022SM (the “Special Meeting”). The Board continues to recommend that you vote “FOR” the proposal to adopt the Merger Agreement and “FOR” the other proposals being considered at the Special Meeting.

Supplement to Proxy Statement

The following supplemental disclosures should be reviewed in conjunction with the disclosures in the Proxy Statement, which should be carefully read in its entirety. To the extent information set forth herein differs from or updates information contained in the Proxy Statement, the information contained herein supersedes the information contained in the Proxy Statement. Any defined terms used but not defined herein have the meanings set forth in the Proxy Statement. Paragraph and page references used herein refer to the Proxy Statement before any additions or deletions resulting from the supplemental disclosures. Unless stated otherwise, the revised text in the supplemental disclosures is underlined to highlight the supplemental information being disclosed.

The disclosure in the section entitled “Background of the Merger,” beginning on page 55 of the Proxy Statement, is hereby amended to add the following after the last sentence of the first paragraph on page 57:

MBI’s management was also directed not to have communications about post-closing roles or the terms of any potential post-closing employment with representatives of BIOX or any other potentially interested party until authorized by MBI’s Board.

The disclosure in the section entitled “Background of the Merger,” beginning on page 55 of the Proxy Statement, is hereby amended to add the following to the end of the third paragraph on page 57:

Under the terms of the engagement letter, as compensation, Roth would receive cash advisory fees at certain milestones through the signing of a definitive agreement and a success fee, comprising the substantial majority of the aggregate fees to be paid to Roth, at the closing of a transaction.

The disclosure in the section entitled “Background of the Merger,” beginning on page 55 of the Proxy Statement, is hereby amended by replacing the first paragraph on page 58 with the following:

On November 30, December 6, December 14 and December 15, 2021, MBI signed mutual confidentiality agreements with each of Company C, Company D, Company B and Company A, respectively, each of which included a one- or two-year standstill provision. None of the four mutual confidentiality agreements included a so-called “don’t ask, don’t waive” provision related to the standstill. Rather, ~~and~~ each of ~~which~~ the agreements allowed each party to request waiver of the standstill with respect to confidential requests made to the other party’s board upon the other party’s announcement of its entry into a definitive agreement with respect to a change of control transaction with a third party.

The disclosure in the section entitled “Background of the Merger,” beginning on page 55 of the Proxy Statement, is hereby amended by replacing the sixth paragraph on page 58 with the following:

On December 6, 2021, the MBI Board met, with members of management and representatives of Morrison & Foerster and Roth also attending. Mr. Saval discussed the activities of Roth and MBI management with respect to each of the Outreach Parties and with BIOX. Mr. Saval also discussed the need for financial models for each of MBI and BIOX, and Roth’s work with MBI management in preparing financial models for the Board’s review in connection with the potential transaction. Mr. Saval noted that BIOX had said that it was not willing to share their own projections, such that MBI would need to prepare a model for BIOX, and that BIOX had requested that it not receive any MBI forecasts. Mr. Saval also confirmed for MBI’s Board factors previously disclosed to or known by MBI’s Board regarding his and Roth’s relationship with BIOX and MBI, which included Mr. Saval’s ownership of a fraction of one percent in MBI from warrants and common share compensation from advising on a 2018 restructuring, and noted that he had previously had non-engaged discussions with each of BIOX and MBI, individually, about a potential combination and that Roth provides equity research on both BIOX and MBI.

The disclosure in the section entitled “Background of the Merger,” beginning on page 55 of the Proxy Statement, is hereby amended by replacing the fourth paragraph on page 59 with the following:

MBI’s Board met on December 13, 2021, with members of management and representatives of Morrison & Foerster and Roth also attending. Mr. Woods updated MBI’s Board on his discussion with Company B. Representatives of Morrison & Foerster then updated MBI’s Board on discussions with BIOX regarding the potential new confidentiality agreement, noting that BIOX continued to resist any standstill and that, based on prior guidance from the board, MBI had agreed to continue discussions with BIOX based on the existing May 2020 nondisclosure agreement, without a standstill. MBI’s Board also discussed BIOX’s request for exclusivity in light of anticipated timing for receipt of bids from the Outreach Parties.

The disclosure in the section entitled “Background of the Merger,” beginning on page 55 of the Proxy Statement, is hereby amended by replacing the sixth paragraph on page 59 with the following:

At a meeting of MBI’s Board held on December 20, 2021, with members of management and representatives of Morrison & Foerster and Roth also attending, representatives of Morrison & Foerster discussed with MBI’s Board potential deal terms for a transaction with BIOX. Among other things, MBI’s Board ~~also~~ discussed the impact of the use of BIOX ordinary shares as merger consideration, the proposed fixed exchange ratio, and the potential for implementing a collar mechanism on the merger consideration. It was discussed that a price collar was not common in similar transactions, and if accepted likely would be reciprocal and so would limit MBI stockholders’ potential upside as well as downside. Mr. Saval also discussed with MBI’s Board the discussions that Roth had had with BIOX, as well as the Roth’s discussions with the other Outreach Parties. Mr. Saval also discussed next steps for negotiations with BIOX and the Outreach Parties, with the goal of enabling the Outreach Parties to catch up with the work done by BIOX.

The disclosure in the section entitled “Background of the Merger,” beginning on page 55 of the Proxy Statement, is hereby amended by replacing the second paragraph on page 63 with the following:

MBI’s Board met on February 21, 2022, with members of management and representatives of Morrison & Foerster and Roth also attending. Mr. Saval reviewed BIOX’s updated proposal, including BIOX’s demand for exclusive negotiations, and MBI’s Board determined to seek to not enter into exclusivity with BIOX so as to allow MBI to receive and evaluate a potential response from Company D. MBI’s Board then reviewed and approved a revised MBI financial model that MBI management had provided to them. MBI’s Board also reviewed and approved the revised BIOX financial model, prepared by MBI management with the assistance of Roth, that Mr. Saval had provided to them. Mr. Saval then reviewed Roth’s valuation perspectives with respect to each of MBI and BIOX, as well as the Combined Company, with MBI management providing input related to the pro forma financial impact of the combined businesses. A representative of Morrison & Foerster reviewed with MBI’s Board certain commercial issues raised by BIOX, including the potential need for a BIOX shareholder vote, BIOX’s proposed restrictions on MBI’s solicitation or negotiation of superior bids, including the prohibition on termination by MBI’s Board to accept a superior proposal, and BIOX’s requirement of support agreements from key MBI Stockholders. MBI’s Board also discussed providing a counter-proposal to BIOX of 0.1 shares of BIOX Ordinary Share for each share of MBI Common Stock, which MBI’s Board approved.

The disclosure in the section entitled “Prospective Financial Information Prepared by MBI’s Management,” beginning on page 70 of the Proxy Statement, is hereby amended to add the following after the third chart that appears on page 72:

Unlevered Free Cash Flow

As described in the section below entitled “Opinion of Houlihan Lokey to MBI’s Board,” Houlihan Lokey used calculations of projected unlevered free cash flow in its discounted cash flow analyses with respect to MBI and BIOX. MBI does not generally use, or make projections with respect to, unlevered free cash flow in the operation of its business and estimates of unlevered free cash flow were not included in the financial forecasts described above. However, MBI management provided to Houlihan Lokey, for Houlihan Lokey’s use in calculating the unlevered free cash flow for purposes of their financial analyses and opinion, estimates of share-based compensation expense, capital expenditures, changes in net working capital and taxes for each of MBI and BIOX, which Houlihan Lokey subtracted from MBI’s EBITDAO estimates to determine estimates of unlevered free cash flow for each of MBI and BIOX. The following is a summary of the unlevered free cash flow estimates as so calculated. Such estimates, and the estimates of share-based compensation expense, capital expenditures, changes in net working capital and taxes, are subject to all the qualifications and limitations provided above with respect to the other financial forecasts.

—MBI management’s unlevered free cash flow estimates for MBI

	2022E	2023E	2024E	2025E	2026E	2027E
	(in U.S. $ millions)
Unlevered Free Cash Flows	($12.2)	($9.0)	$1.2	$10.4	$20.0	$29.9

—MBI management’s unlevered free cash flow estimates for BIOX

	2022E	2023E	2024E	2025E	2026E	2027E
	(in U.S. $ millions)
Unlevered Free Cash Flows	$23.5	$36.8	$13.3	$5.1	$23.1	$32.3

The disclosure in the section entitled “Prospective Financial Information Prepared by MBI’s Management,” beginning on page 70 of the Proxy Statement, is hereby amended by replacing the paragraph following the third chart, under the heading “Summary of MBI’s management’s financial forecasts for the Combined Company” that appears on page 72 with the following:

The financial forecasts in this section were not presented in accordance with the requirements of U.S. GAAP or IFRS. Due to the forward-looking nature of these projections, specific quantifications of the amounts that would be required to reconcile such projections to U.S. GAAP or IFRS measures are not available, and BIOX’s and MBI’s managements believe that it is not feasible to provide accurate forecasted U.S. GAAP or IFRS reconciliations. Financial measures provided to directors or a financial advisor and included in a document like this proxy statement are not subject to SEC rules regarding disclosures of non-GAAP financial measures, which may otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure. The financial forecasts include Adjusted EBITDAO and Unlevered Free Cash Flows, ~~a~~ non-GAAP financial measures, which ~~does~~ do not have a standardized meaning prescribed by GAAP and may not be comparable with similar measures presented by other issuers. For purposes of the unaudited prospective financial and operating information presented above, Adjusted EBITDAO is defined as net income (loss) less interest expense (income), net, and income tax expense (benefit), depreciation and amortization of intangible assets, adjusted for other non-recurring expense and less stock-based compensation expense. Unlevered Free Cash Flow is defined as Adjusted EBITDAO minus share-based compensation expense, capital expenditures, changes in new working capital and taxes. ~~This~~ These non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP or IFRS.

The disclosure in the section entitled “Opinion of Houlihan Lokey to MBI’s Board,” beginning on page 72 of the Proxy Statement, is hereby amended by replacing the second and third bulleted lists under the “Crop Protection & Diversified Agriculture” and “Productivity Enhancement” subheadings on page 77 with the following:

Crop Production & Diversified Agriculture

Selected Company	Enterprise Value (dollars in millions)
ADAMA Ltd.	$4,171.2
American Vanguard Corporation	$584.1
BASF SE	$71,519.9
Bayer Aktiengesellschaft	$93,979.4
Bioceres Crop Solutions Corp.	$855.0
Corteva, Inc.	$36,121.5
FMC Corporation	$18,261.7
Novozymes A/S	$17,078.3
Nufarm Limited	$1,991.5
Sumitomo Chemical Company, Limited	$19,846.5
UPL Limited	$10,928.6

Productivity Enhancement

Selected Company	Enterprise Value
AgroFresh Solutions, Inc.	$459.7
Benson Hill, Inc.	$528.1
Calyxt, Inc.	$55.7
Plant Health Care plc	$30.1

The disclosure in the section entitled “Opinion of Houlihan Lokey to MBI’s Board,” beginning on page 72 of the Proxy Statement, is hereby amended by replacing the second and third bulleted lists under the “Crop Protection & Diversified Agriculture” and “Productivity Enhancement” subheadings on page 78 with the following:

Crop Production & Diversified Agriculture

Selected Company	Enterprise Value (dollars in millions)
ADAMA Ltd.	$4,171.2
American Vanguard Corporation	$584.1
BASF SE	$71,519.9
Bayer Aktiengesellschaft	$93,979.4
Corteva, Inc.	$36,121.5
FMC Corporation	$18,261.7
Marrone Bio Innovations, Inc.	$150.3
Novozymes A/S	$17,078.3
Nufarm Limited	$1,991.5
Sumitomo Chemical Company, Limited	$19,846.5
UPL Limited	$10,928.6

Productivity Enhancement

Selected Company	Enterprise Value
AgroFresh Solutions, Inc.	$459.7
Benson Hill, Inc.	$528.1
Calyxt, Inc.	$55.7
Intrepid Potash, Inc.	$1,119.9
Plant Health Care plc	$30.1
The Mosaic Company	$26,678.9
S&W Seed Company	$138.7

The disclosure in the section entitled “Opinion of Houlihan Lokey to MBI’s Board,” beginning on page 72 of the Proxy Statement, is hereby amended by replacing the first paragraph on page 79 with the following:

Taking into account the results of the selected companies analysis of MBI, Houlihan Lokey applied selected multiple ranges of 2.50x to 4.50x CY 2021 total revenue, 2.00x to 4.00x estimated CY 2022E total revenue, 1.50x to 3.50x estimated CY 2023E total revenue, and 1.00x to 3.00x estimated CY 2024E total revenue, to corresponding financial data for MBI. The selected companies analysis of MBI indicated implied enterprise value reference ranges of $110.8 million to $199.4 million based on CY 2021 total revenue, $107.0 million to $214.0 million for CY 2022E total revenue, $103.8 million to $242.2 million for CY 2023E total revenue, and $91.0 million to $273.0 million for CY 2024E total revenue. Houlihan Lokey then subtracted MBI’s ~~net~~ debt of $33.6 million and $0.5 million of contingent consideration for prior acquisitions, and added MBI’s cash and cash equivalents of $19.6 million, in each case as provided by MBI management, to derive implied equity value reference ranges.

The disclosure in the section entitled “Opinion of Houlihan Lokey to MBI’s Board,” beginning on page 72 of the Proxy Statement, is hereby amended by replacing the third paragraph on page 79 with the following:

Taking into account the results of the selected companies analysis of BIOX, Houlihan Lokey applied selected multiple ranges of 11.5x to 13.5x estimated FY 2022E Adjusted EBITDAO, 9.5x to 11.5x estimated FY 2023E Adjusted EBITDAO, 8.5x to 10.5x estimated FY 2024E Adjusted EBITDAO, and 7.5x to 9.5x estimated FY 2025E Adjusted EBITDAO to corresponding financial data for BIOX. The selected companies analysis of BIOX indicated implied enterprise value reference ranges of $723.2 million to $849.0 million based on FY 2022E Adjusted EBITDAO, $758.2 million to $917.8 million for FY 2023E Adjusted EBITDAO, $747.1 million to $922.9 million for FY 2024E Adjusted EBITDAO, and $823.7 million to $1,043.3 million for FY 2025E Adjusted EBITDAO. Houlihan Lokey then subtracted BIOX’s ~~net~~ debt of $140.2 million, $27.3 million of non-controlling interests and $12.4 million of consideration for a prior acquisition and added BIOX’s cash and cash equivalents of $36.4 million and other financial assets of $4.5 million, in each case as provided by MBI management, to derive implied equity value reference ranges.

The disclosure in the section entitled “Opinion of Houlihan Lokey to MBI’s Board,” beginning on page 72 of the Proxy Statement, is hereby amended by replacing the first chart on page 80 with the following:

Announced	Target	Acquiror	Transaction Value [1] (dollars in millions)
8/10/2021	Environmental Impact Acquisition Corp	GreenLight BioSciences, Inc	$1,200.0
5/31/2021	Best Crop Science LLP	Best Agrolife Limited	$62.2
3/7/2021	Isagro S p A.	Crop Demetra Limited	$97.4
8/8/2019	Pro Farm Technologies OY	Marrone Bio Innovations, Inc	$22.5	[2]
7/20/2018	Arysta LifeScience Corporation	UPL Corporation Limited	$4,009.4
10/23/2017	Portfolio of Crop Protection Products	Nufarm Limited	$515.0
3/31/2017	Certain Assets Relating to Crop Protection Business	FMC Corporation	$3,619.2
11/7/2016	SAPEC-Agro, S.A. and Trade Corporation International S.A.	Bridgepoint Advisers Limited; Bridgepoint Europe V LP	$508.2
8/4/2015	Holland Novochem B.V.	Forbon Technology Netherlands B.V.	$35.5
10/20/2014	Arysta LifeScience Limited	Platform Specialty Products Corporation	$3510.0
9/8/2014	Cheminova A/S	FMC Corp.	$1800.0
8/6/2014	Agriphar SA (nka:Arysta LifeScience Benelux SPRL)	MacDermid Agricultural Solutions Holdings BV	$401.9
4/17/2014	Chemtura AgroSolutions	Platform Specialty Products Corporation	$982.5
1/8/2013	Prophyta Biologischer Pflanzenschutz GmbH	Bayer CropScience Aktiengesellschaft	$19.1
9/21/2012	deVGEN NV	Syngenta Crop Protection AG	$472.9
9/20/2012	Becker Underwood Inc.	BASF SE	$1,020.0
7/3/2012	AgraQuest, Inc	Bayer CropScience Akitengesellschaft	$425.0
12/20/2010	Novozymes Bioag, Inc	Novozymes A/S	$275.0

[1]: Transaction Value refers to the implied enterprise value of target company, based on the announced transaction equity price and other public information available at the time of the announcement.

[2]: Does not include contingent consideration pre-net debt of up to $9.3 million.

The disclosure in the section entitled “Opinion of Houlihan Lokey to MBI’s Board,” beginning on page 72 of the Proxy Statement, is hereby amended by replacing the first chart on page 81 with the following:

Announced	Target	Acquiror	Transaction Value [1] (dollars in millions)
8/10/2021	Environmental Impact Acquisition Corp	GreenLight BioSciences, Inc	$1,200.0
5/31/2021	Best Crop Science LLP	Best Agrolife Limited	$62.2
3/24/201	Compass Minerals America do Sul Industria e Comercio S.A.	ICL Group Ltd.	$450.7
3/7/2021	Isagro S p A.	Crop Demetra Limited	$97.4
8/8/2019	Pro Farm Technologies OY	Marrone Bio Innovations, Inc	$22.5	[2]
7/20/2018	Arysta LifeScience Corporation	UPL Corporation Limited	$4,009.4
10/23/2017	Portfolio of Crop Protection Products	Nufarm Limited	$515.0
3/31/2017	Certain Assets Relating to Crop Protection Business	FMC Corporation	$3,619.2
11/7/2016	SAPEC-Agro, S.A. and Trade Corporation International S.A.	Bridgepoint Advisers Limited; Bridgepoint Europe V LP	$508.2
8/4/2015	Holland Novochem B.V.	Forbon Technology Netherlands B.V.	$35.5
10/20/2014	Arysta LifeScience Limited	Platform Specialty Products Corporation	$3,510.0
9/8/2014	Cheminova A/S	FMC Corp.	$1,800.0
8/6/2014	Agriphar SA (nka:Arysta LifeScience Benelux SPRL)	MacDermid Agricultural Solutions Holdings BV	$401.9
4/17/2014	Chemtura AgroSolutions	Platform Specialty Products Corporation	$982.5
1/8/2013	Prophyta Biologischer Pflanzenschutz GmbH	Bayer CropScience Aktiengesellschaft	$19.1
9/21/2012	deVGEN NV	Syngenta Crop Protection AG	$472.9
9/20/2012	Becker Underwood Inc.	BASF SE	$1,020.0
7/3/2012	AgraQuest, Inc	Bayer CropScience Akitengesellschaft	$425.0
12/20/2010	Novozymes Bioag, Inc	Novozymes A/S	$275.0

[1]: Transaction Value refers to the implied enterprise value of target company, based on the announced transaction equity price and other public information available at the time of the announcement.

[2]: Does not include contingent consideration pre-net debt of up to $9.3 million.

The disclosure in the section entitled “Opinion of Houlihan Lokey to MBI’s Board,” beginning on page 72 of the Proxy Statement, is hereby amended by replacing the first paragraph on page 81 with the following:

Taking into account the results of the selected transactions analysis of MBI, Houlihan Lokey applied selected multiple ranges of 3.00x to 5.00x to MBI’s CY 2021 total revenue to derive an implied enterprise value reference range of $132.9 million to $221.5 million and then subtracted MBI’s ~~net~~ debt of $33.6 million and $0.5 million of contingent consideration for prior acquisitions, and added MBI’s cash and cash equivalents of $19.6 million, in each case as provided by MBI management, to derive an implied equity value reference range. The selected transactions analysis of MBI indicated an implied per share value reference range for MBI of $0.63 to $1.10.

The disclosure in the section entitled “Opinion of Houlihan Lokey to MBI’s Board,” beginning on page 72 of the Proxy Statement, is hereby amended by replacing the paragraph beginning on page 81 and ending on page 82 with the following:

Taking into account the results of the selected transactions analysis of BIOX, Houlihan Lokey applied selected multiple ranges of 12.0x to 14.0x to BIOX’s estimated FY 2022E Adjusted EBITDAO to derive an implied enterprise value reference range of $754.6 million to $880.4 million, and then subtracted BIOX’s ~~net~~ debt of $140.2 million, $27.3 million of non-controlling interests and $12.4 million of consideration for a prior acquisition, and added BIOX’s cash and cash equivalents of $36.4 million and other financial assets of $4.5 million, in each case as provided by MBI management, to derive an implied equity value reference range. The selected transactions analysis of BIOX indicated an implied per share value reference range for BIOX of $12.82 to $15.41.

The disclosure in the section entitled “Opinion of Houlihan Lokey to MBI’s Board,” beginning on page 72 of the Proxy Statement, is hereby amended by replacing the second full paragraph on page 82 with the following:

Houlihan Lokey performed a discounted cash flow analysis of MBI based on the MBI Projections and the Estimated NOL Tax Savings (FN1) and BIOX based on the BIOX Projections, calculating the net present value of the projected unlevered free cash flows of MBI and BIOX, respectively, and the net present value of the estimated terminated value of MBI and BIOX, respectively. With respect to MBI, Houlihan Lokey applied a range of terminal value multiples of 2.00x to 3.00x to MBI’s estimated CY 2027E total revenue and discount rates ranging from 16.00% to 25.00%. With respect to BIOX, Houlihan Lokey applied a range of terminal value multiples of 9.0x to 11.0x to BIOX’s estimated FY 2027E Adjusted EBITDAO and discount rates ranging from 15.00% to 20.00%. Houlihan Lokey derived such discount rates for MBI and BIOX by taking into account estimates of the weighted average cost of capital of MBI and BIOX, respectively, which requires certain company-specific inputs, certain macroeconomic financial metrics and application of Houlihan Lokey’s professional judgment and experience. Houlihan Lokey then subtracted from the enterprise value of each of MBI and BIOX implied by such analysis the net debt of each of MBI and BIOX, respectively, to derive an implied equity value reference range for each of MBI and BIOX.

FN1: The implied value reference range of the NOLs indicated by Houlihan Lokey’s discounted cash flow analysis of Estimated NOL Tax Savings was $12.1 million – $17.1 million.

Additional Information and Where to Find It

In connection with the Merger, the Company filed the Proxy Statement and mailed such materials and a proxy card to each stockholder of record as of May 31, 2022. STOCKHOLDERS OF MARRONE BIO INNOVATIONS, INC. ARE URGED TO READ THESE MATERIALS, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO, AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY HAS FILED OR WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTION. The Proxy Statement and other relevant materials for the Company’s stockholders in connection with the Merger, and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or by writing to the Company at 7780 Brier Creek Parkway, Ste 420, Raleigh, NC 27617, attention Investor Relations.

Participants in the Solicitation

The Company and certain of its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the Merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock, as well as their direct and indirect interests in the transaction, are set forth in the Proxy Statement, and subsequent changes made by such persons on Statements of Changes in Ownership on Form 4 filed with the SEC.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

10.1*	Agreement Relating to Restricted Stock Units, dated June 30, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Indicates management compensatory plan or arrangement.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRONE BIO INNOVATIONS, INC.

Date: June 30, 2022	By:	/s/ Linda V. Moore
	Name:	Linda V. Moore
	Title:	Executive Vice President, General Counsel, Secretary and Chief Compliance Officer